============================================================


                       Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                    FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 19, 2000


                        LEVEL JUMP FINANCIAL GROUP, INC.

             (Exact name of registrant as specified in its charter)


             Florida                                         1-12023
(State or other jurisdiction of incorporation)        (Commission File No.)


         30 Broad Street
         28th Floor
         New York, New York                                   10004
(Address of principal executive offices)                  (Postal Code)


        Registrant's telephone number, including area code:(212) 344-5867


          ============================================================

Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On September 19, 2000, Level Jump Financial Group, Inc. ("Registrant"), dismissed BDO Dunwoody, LLP as its independent accountants.

                  (ii) The reports of BDO Dunwoody, LLP on the consolidated financial statements during the past two fiscal years contained no adverse opinion or disclaimer of opinion.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on September 19, 2000.

                  (iv) Through September 19, 2000, in connection with its audits for the two most recent fiscal years and review of the unaudited financial statements for the period ended June 30, 2000, there have been no disagreements with BDO Dunwoody, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Dunwoody, LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

                  (v) During the two most recent fiscal years and through September 19, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that BDO Dunwoody, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 22, 2000, is filed as Exhibit 16.2 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged Simon Krowitz Bolin & Associates P.A. as its new independent accountants as of September 19, 2000. During the two most recent fiscal years and through September 19, 2000, the Registrant has not consulted with Simon Krowitz Bolin & Associates P.A. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      The following documents are filed herewith as exhibits:

                  16.1 Letter from BDO Dunwoody, LLP dated September 19, 2000 (previously filed).

                  16.2     Letter from BDO Dunwoody, LLP dated November 22,
                           2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEVEL JUMP FINANCIAL GROUP, INC.



                                                  /s/ Brice Scheschuk
                                            --------------------------------
                                            Name:   Brice Scheschuk
                                            Title:  Secretary

Date: December 3, 2000